Exhibit 10.28

EXHIBIT A

NEW CANDLEWOOD GUARANTY

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Agreement”) is made and given as of                      , 20    , by INTERCONTINENTAL HOTELS GROUP PLC, a corporation organized and existing under the laws of England and Wales (the “Guarantor”), for the benefit of HPT TRS IHG-1, INC., a Maryland corporation (together with its successors and assigns, the “Tenant”), and HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, “Trust”; and Trust together with the Tenant, “HPT”).

W I T N E S S E T H :

WHEREAS, on January     , 2006, the Guarantor delivered to HPT that certain Second Amended and Restated Consolidated Guaranty Agreement (the “Consolidated Guaranty”); and

WHEREAS, both the IHG4 Coverage Date and the IHG5 Coverage Date (as such terms are defined in the Consolidated Guaranty) have occurred and the Guarantor wishes to terminate its obligations under the Consolidated Guaranty in accordance with Section 10 of the Consolidated Guaranty; and

WHEREAS, Section 10 of the Consolidated Guaranty requires, among other things, that the Guarantor deliver this Guaranty Agreement to HPT in order to terminate its obligations under the Consolidated Guaranty as aforesaid; and

WHEREAS, the termination of its obligations under the Consolidated Guaranty as aforesaid constitute a direct material benefit to the Guarantor;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Certain Terms. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Management Agreement (as hereinafter defined). The following terms as used in this Agreement shall have the meanings set forth below:

“Accounting Principles” shall mean generally accepted accounting principles, as adopted in the United States of America, consistently applied or, if the Guarantor’s principal place of business is the United Kingdom, generally accepted accounting principles, as adopted in the United Kingdom, consistently applied.

“Collateral Agency Agreement” shall mean a written agreement, in form and substance reasonably acceptable to HPT, among HPT, the Guarantor and the Collateral Agent pursuant to which the Collateral Agent shall agree to hold any cash delivered to such Collateral Agent pursuant to the terms of this Agreement as collateral agent on behalf of HPT, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of the parties thereto. Among other things, the Collateral Agency Agreement shall provide that (a) the Collateral Agent shall look solely to the Guarantor for any amounts owed to the Collateral Agent in connection with such agreement, (b) the Collateral Agent shall not offset any amount owed to the Collateral Agent against the cash delivered to it pursuant to the Collateral Agency Agreement and this Agreement, (c) the Collateral Agent shall hold such cash as trust funds and not commingle such cash with any assets of the Collateral Agent and (d) HPT shall be entitled to apply any cash collateral held by the Collateral Agent to the overdue obligations of the Guarantor hereunder in such order and at such times as HPT may determine in its sole judgment.

“Collateral Agent” shall mean a bank or other financial institution reasonably acceptable to HPT having a rating of not less than BBB-/Baa3 rating from the Rating Agencies, which bank or other financial institution is the collateral agent under the Collateral Agency Agreement as such collateral agent may be replaced in accordance with the terms of the Collateral Agency Agreement.

“Coverage Date” shall mean the date which is the day after the second (2nd) consecutive calendar year for which the Priority Coverage Ratio is equal to or exceeds 1.3.

“Guaranteed Obligations” shall mean the payment to Tenant of (a) all of the Owner’s First Priority as and when due under the Management Agreement determined without respect to Gross Revenue or Operating Profits and (b) any and all liquidated damages due to Tenant under the Management Agreement.

“Management Agreement” shall mean [that certain Amended and Restated Management Agreement, dated as of January     , 2005, between TRS1 and Manager] with respect to certain hotels being operated under the “Candlewood” brand] [that certain Management Agreement, dated as of October 27, 2003, between TRS1 and Manager], as the same may be amended, modified, supplemented, or otherwise altered from time to time.

“Manager” shall mean Intercontinental Hotels Group Resources, Inc.

“Outstanding Balance” shall mean, from time to time, Fifty Million Dollars ($50,000,000), less the excess of the aggregate amount paid by the Guarantor under Section 3 hereof over the aggregate of any amounts reimbursed to the Guarantor pursuant to the terms of the Management Agreement.

“Provide Collateral” or “Provided Collateral” shall mean:

(a)                                  delivery to HPT of (i) a Satisfactory Letter of Credit or (ii) cash in an amount equal to the then Outstanding Balance; or

(b)                                 the deposit of cash equal to the then Outstanding Balance with the Collateral Agent to be held by the Collateral Agent in accordance with the Collateral Agency Agreement provided:(i) the Collateral Agency Agreement has been executed and delivered by the parties thereto; (ii) HPT has a perfected first priority security interest in any cash delivered to the Collateral Agent; (iii) HPT has received favorable opinions of counsel, in form and substance reasonably satisfactory to HPT, with respect to such perfected first priority interest, the valid existence and good standing of the other parties to the Collateral Agency Agreement, the due execution and delivery thereof by such other parties, the enforceability of the Collateral Agency Agreement against such parties, and that any cash held by the Collateral Agent pursuant to the Collateral Agency Agreement shall not be “property of the estate” of Collateral Agent should any event described in Sections 17.1(a), (b) or (c) of the Management Agreement shall occur with respect to the Collateral Agent; or

(c)                                  delivery to HPT of other collateral satisfactory to HPT in its good faith discretion to secure the Guaranteed Obligations;

provided, however, the Guarantor shall not be deemed to have Provided Collateral if at any time the Outstanding Balance exceeds the sum of (i) the then remaining balance drawable under the Satisfactory Letter of Credit or the balance of the cash deposited by the Guarantor hereunder, plus (ii) proceeds of any

Satisfactory Letter of Credit or cash deposited hereunder, in either case, applied to the Guaranteed Obligations.

“Rating Agencies” shall mean, collectively, Standard’s & Poor’s Rating Services or its successor and Moody’s Investor Services, Inc. or its successors; provided, however, if the Rating Agencies (i) cease operations without successors or (ii) cease to issue credit ratings, “Rating Agencies” shall mean a nationally recognized organization periodically issuing ratings of the financial strength and/or credit of United States domestic and international banking institutions reasonably agreed to by HPT and the Guarantor.

“Reorganization” shall mean any merger, consolidation, reorganization, change of control or any transaction pursuant to which the Guarantor shall be or become a Subsidiary of any other Person.

“Satisfactory Letter of Credit” shall mean a clean irrevocable letter of credit in form and substance reasonably satisfactory to HPT in an amount equal to the Outstanding Balance issued by a bank with a credit rating of not less than A2/A (or, if after the date hereof the system of ratings used by the Rating Agencies changes in a material way, their then equivalents of such credit rating in HPT’s reasonable judgment) from the Rating Agencies, having an expiration date of not earlier than one year after the date on which it was issued and which permits for partial draws.

“Substitute Guarantor” shall mean a Person who assumes the Guarantor’s obligations hereunder in accordance with the terms of Section 2.7 below and is either (a) a Person who satisfies the Rating Agencies’ requirements for a single purpose bankruptcy remote entity who has Provided Collateral or (b) a Person(s) with (i) a tangible net worth determined in accordance with the Accounting Principles not less than Seven Hundred Fifty Million Dollars ($750,000,000) and (ii) unencumbered assets with a fair market value of not less than One Hundred Million Dollars (exclusive of any note, instrument, security or claim issued by, against or in any way dependent on the credit of, an Affiliate of Guarantor).

2.                                       Representations and Covenants. The Guarantor represents, warrants, covenants and agrees that:

2.1                                 Validity of Agreement. The Guarantor has duly and validly executed and delivered this Agreement; this Agreement constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors; and the execution, delivery and performance of this Agreement have been duly authorized by all requisite action of the Guarantor and such execution, delivery and performance by the Guarantor will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which the Guarantor is a party or by which the Guarantor or any property or assets of the Guarantor is bound, or violate any provision of law applicable to the Guarantor, or any order, writ, injunction, judgement or decree of any court applicable to the Guarantor or any order or other public regulation of any governmental commission, bureau or administrative agency applicable to the Guarantor.

2.2                                 Payment of Expenses. The Guarantor agrees, as principal obligor and not as guarantor only, to pay to HPT forthwith, upon demand, in immediately available Federal funds, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by HPT in connection with the enforcement of this Agreement, together with interest at the Interest Rate on amounts recoverable under this Agreement from the time such amounts become due until payment.

2.3                                 Reports. The Guarantor shall timely deliver to HPT the Consolidated Financials required under the Management Agreement and otherwise comply with the terms of the Management Agreement applicable to it.

2.4                                 Financial Condition of Guarantor; Status of Guarantor. So long as the Guarantor’s obligations under Section 3 below are outstanding, unless the Guarantor shall have Provided Collateral to secure its obligations hereunder:

(a)                                  The Guarantor shall at all times maintain a tangible net worth determined in accordance with the Accounting Principles in an amount not less than Five Hundred Million Dollars ($500,000,000) or if there has been a Reorganization, or if the Guarantor is not the originally named Guarantor, Seven Hundred Fifty Million Dollars ($750,000,000); and

(b)                                 The Guarantor shall not engage in any Reorganization unless following such Reorganization it has (i) a tangible net worth determined in accordance with the Accounting Principles in an amount not less than Seven Hundred Fifty Million Dollars ($750,000,000) and (ii) unencumbered assets with a fair market value of not less than One Hundred Million Dollars ($100,000,000) (exclusive of any note, instrument, security or claim issued by, against or in any way dependent on the credit of, an Affiliate of Guarantor).

2.5                                 Security. Upon the termination of the Guarantor’s obligations under Section 3 or if the excess of aggregate amount paid by the Guarantor under Section 3 over the aggregate of any amounts reimbursed to it pursuant to the terms of the Management Agreement equals not less than Fifty Million dollars ($50,000,000), HPT will return to the Guarantor any Satisfactory Letter of Credit previously delivered to HPT or any unapplied cash collateral then being held by HPT hereunder and shall direct the Collateral Agent to return any cash being held by it under the Collateral Agency Agreement to the Guarantor. HPT shall be entitled to draw upon any Satisfactory Letter of Credit delivered to it (a) for the full amount thereof if at any time there is less than thirty (30) days until the expiry date of such Satisfactory Letter of Credit; (b) for the full amount thereof if the bank that issued such Satisfactory Letter of Credit shall not have a credit rating of at least A/A2 (or, if after the date hereof the system of ratings used by the Rating Agencies changes in a material way, their then equivalents in HPT’s reasonable judgment) from the Rating Agencies and such satisfactory Letter of Credit shall not have been replaced within thirty (30) days with a new Satisfactory Letter of Credit delivered to HPT; or (c) to the extent and in the amounts then due and payable hereunder, if the Guarantor shall fail to pay or perform any of its obligations under this Guaranty in accordance with the terms hereof. HPT shall be entitled to apply any cash collateral held by it or the Collateral Agent to the overdue obligations of the Guarantor hereunder in such order and at such times as HPT may determine in its sole judgment. Any cash collateral held by HPT shall not be commingled with its other funds, and shall be invested, at the Guarantor’s risk, in interest bearing investments reasonably acceptable to the Guarantor. Any interest on such cash collateral, and any losses in such investments, shall belong to IHG.

2.6                                 Legal Existence. The Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence. The Guarantor has appointed attorneys Alston & Bird LLP, having an address at 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, Attn:  Managing Partner as its agent for service of process. The Guarantor acknowledges and agrees that service of process on such agent shall constitute service of process on Guarantor with respect to any and all claims hereunder or under any other Transaction Document.

2.7                                 Substitute Guarantor. The then Guarantor (the “Departing Guarantor”) shall be released from obligations under Section 3 hereof on the following terms and conditions:

(a)                                  a Substitute Guarantor shall assume pursuant to a written instrument satisfactory to HPT all of the Guarantor’s obligations hereunder; and

(b)                                 HPT shall receive an opinion of counsel satisfactory to HPT with respect to, among other things, the existence and good standing of the Substitute Guarantor and the due execution, delivery and enforceability of such assumption.

Upon the satisfaction of the foregoing conditions and the expiration of all applicable preference or similar periods, HPT shall deliver a release to the Departing Guarantor of its obligations hereunder and the Substitute Guarantor shall be deemed the “Guarantor” hereunder. Further, if the Substitute Guarantor has Provided Collateral or has (i) a tangible net worth determined in accordance with the Accounting Principles of not less than Seven Hundred Fifty Million Dollars ($750,000,000) and (ii) unencumbered assets with a fair market value of not less than One Hundred Million Dollars (exclusive of any note, instrument, security or claim issued by, against or in any way dependent on the credit of, an Affiliate of Guarantor), HPT shall return to the Departing Guarantor any letter of credit or cash delivered by the Departing Guarantor and held by HPT hereunder and shall direct the Collateral Agent to return to the Departing Guarantor any cash delivered by the Departing Guarantor and held by such Collateral Agent pursuant to the terms of the Collateral Agency Agreement.

3.                                       Guarantee.

(a)                                  The Guarantor hereby unconditionally guarantees that the Guaranteed Obligations which become due and payable during the term of the Management Agreement shall be paid in full when due and payable subject to any applicable cure periods, whether upon demand, at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment pursuant to any Transaction Document, or otherwise.

(b)                                 This guarantee is a guarantee of payment and not of collectibility and is absolute and in no way conditional or contingent. In case any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, subject to any applicable cure periods, the Guarantor shall, pay or cause to be paid to HPT the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Transaction Documents) or perform or cause to be performed such obligations in accordance with the Transaction Documents. Simultaneously with the giving of any notice of default to the Manager under the Management Agreement, Tenant shall give a copy of such notice to the Guarantor. Tenant shall accept any cure of such default by the Guarantor provided such cure is completed within the applicable cure period under the Management Agreement.

4.                                       Unenforceability of Guaranteed Obligations, Etc. If the Manager is for any reason under no legal obligation to discharge any of the Guaranteed Obligations, or if any other moneys included in the Guaranteed Obligations have become unrecoverable from the Manager by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or of any Transaction Document or any limitation on the liability of the Manager thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees contained in this Agreement shall nevertheless remain in full force and effect in accordance with the terms set forth herein and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Guaranteed Obligations.

5.                                       Additional Guarantees. This Agreement shall be in addition to any other guarantee or other security for the Guaranteed Obligations and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof.

6.                                       Consents and Waivers, Etc. The Guarantor hereby acknowledges receipt of correct and complete copies of each of the Transaction Documents and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance therewith, and waives, to the extent the Guarantor lawfully may do so, (a) presentment, demand for payment, and protest of nonpayment, of any of the Guaranteed Obligations, (b) notice of acceptance of this Agreement and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or a Manager Event of Default under any of the Guaranteed Obligations or the Transaction Documents, except as expressly provided in Section 3, (d) notice of the terms, time and place of any private or public sale of collateral held as security for the Guaranteed Obligations, (e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against the Manager or any other guarantor of the Guaranteed Obligations, under or pursuant to the Transaction Documents, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law.

7.                                       No Impairment, Etc. The obligations, covenants, agreements and duties of the Guarantor under this Agreement shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to the Guarantor, or any waiver by HPT or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by the Manager or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Transaction Documents or any indulgence in or the extension of the time for payment by the Manager or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Transaction Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by the Manager or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof, or the modification or amendment made with the consent of the Guarantor of any duty, agreement or obligation of the Manager or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other disposition of all or substantially all the assets of the Manager or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting the Manager or any other guarantor or any assets of the Manager or any such other guarantor, or the release or discharge of the Manager or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law.

8.                                       Reimbursement, Subrogation, Etc. The Guarantor hereby covenants and agrees that the Guarantor will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against the Manager or any other person with respect to the Guaranteed Obligations prior to the irrevocable payment in full of all amounts then due and owing but unpaid under the Management Agreement, and until the Guaranteed Obligations have been satisfied in full, the Guarantor shall not have any right of subrogation, and the Guarantor waives any defense it may have based upon any election of remedies by HPT which destroys the Guarantor’s subrogation rights or the Guarantor’s rights to proceed against the Manager for reimbursement, including, without limitation, any loss of rights the Guarantor may suffer by reason of any rights, powers or remedies of the Manager in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to HPT. Until all obligations of the Manager pursuant to the Transaction Documents shall have been irrevocably paid and satisfied in full, the Guarantor waives any right to enforce any remedy which HPT now has or may in the future have against the Manager, any other guarantor or any other person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by HPT. Nothing contained in this Section 8 shall limit any of Guarantor’s rights under the Management Agreement.

9.                                       Defeasance; Guaranty Limitations. The Guarantor’s obligations under Section 3 shall terminate upon the first to occur of (a) the date on which the Guaranteed Obligations have been paid and performed in full and all other obligations of the Guarantor to HPT under this Agreement have been irrevocably satisfied in full and (b) the Coverage Date; provided, however, if at any time, all or any part of any payment applied on account of the Guaranteed Obligations is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Manager), this Agreement, to the extent such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding any such termination. Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Guarantor’s liability under Section 3 hereof exceed the sum of Fifty Million Dollars ($50,000,000) less (ii) the aggregate amount paid by the Guarantor under Section 3 in excess of the aggregate of any amounts reimbursed to it pursuant to the terms of the Management Agreement.

10.                                 Notices. (a)  Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either by hand, by telecopier with written acknowledgment of receipt (provided a copy thereof is sent by Federal Express or similar expedited commercial carrier for delivery on the next business day), or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)  All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)  All such notices shall be addressed,

if to HPT to:

c/o Hospitality Properties Trust

400 Centre Street

Newton, Massachusetts 02458

Attn:  Mr. John G. Murray

[Telecopier No. (617) 969-5730]

with a copy to:

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts 02109

Attn:  Warren M. Heilbronner, Esq.

[Telecopier No. (617) 338-2880]

if to the Guarantor to:

Intercontinental Hotels Group PLC

67 Alma Road

Windsor

Berkshire SL4 3HD

ENGLAND

Attn: Company Secretary

Telecopier No. +44 1753 410101

with a copy to:

Intercontinental Hotels Resources Group, Inc.

Three Ravinia Drive

Suite 100

Atlanta, Georgia 30346

Attn:  Vice President, Asset Management

[Telecopier No. 770-604-5340]

(d)  By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

11.                                 Successors and Assigns. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations; and all representations, warranties, covenants and agreements by or on behalf of the Guarantor which are contained in this Agreement shall inure to the benefit of HPT’s successors and assigns, including, without limitation, such holders, whether so expressed or not.

12.                                 Applicable Law. Except as to matters regarding the internal affairs of HPT and issues of or limitations on any personal liability of the shareholders and trustees of HPT for obligations of HPT, as to which the laws of the State of Maryland shall govern, this Agreement and any other instruments executed and delivered to evidence, complete or perfect the transactions contemplated hereby shall be interpreted, construed, applied and enforced in accordance with the laws of New York applicable to contracts between residents of New York which are to be performed entirely within New York, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or (iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than Massachusetts; or (vii) any combination of the foregoing.

All actions and proceedings arising out of or in any way relating to this Agreement shall be brought, heard, and determined exclusively in an otherwise appropriate federal or state court located within the State of New York. Guarantor hereby (i) submits to the exclusive jurisdiction of any New York federal or state court of otherwise competent jurisdiction for the purpose of any action or proceeding arising out of or relating to this Agreement and (ii) voluntarily and irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise in any such action or proceeding, any claim or defense that it is not personally subject to the jurisdiction of such a court, that such a court lacks personal jurisdiction over Guarantor or the matter, that the action or proceeding has been brought in an inconvenient or improper forum, that the venue of the action or proceeding is improper, or that this Agreement may not be enforced in or by such a court. To the maximum extent permitted by applicable law, Guarantor consents to service of process by registered mail, return receipt requested, or by any other manner provided by law.

To the maximum extent permitted by applicable law, each of the parties hereto waives its rights to trial by jury with respect to this Agreement or any matter arising in connection herewith.

13.                                 Modification of Agreement. No modification or waiver of any provision of this Agreement, nor any consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by HPT, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

14.                                 Waiver of Rights by HPT. Neither any failure nor any delay on HPT’s part in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise, or the exercise of any other right, power or privilege.

15.                                 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

16.                                 Entire Contract. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

17.                                 Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

18.                                 Remedies Cumulative. No remedy herein conferred upon HPT is intended to be exclusive of any other remedy, and subject to the limitations set forth in Section 9 above, each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

19.                                 Nonliability of Trustees. THE DECLARATION OF TRUST ESTABLISHING TRUST, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT, AND THE GUARANTOR HEREBY AGREES THAT, THE NAME “HOSPITALITY PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, TRUST. ALL PERSONS DEALING WITH TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

20.                                 Effective Date. This Agreement shall be of no force or effect unless and until the Effective Date occurs.

WITNESS the execution hereof under seal as of the date above first written.

INTERCONTINENTAL HOTELS GROUP PLC

By:
Its:

By:
Its:

ACKNOWLEDGED AND AGREED:

HPT TRS IHG-1, INC.

By:
Its:

HOSPITALITY PROPERTIES TRUST

By:
Its:

EXHIBIT B

NEW STAYBRIDGE GUARANTY

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Agreement”) is made and given as of                      , 20    , by INTERCONTINENTAL HOTELS GROUP PLC, a corporation organized and existing under the laws of England and Wales (the “Guarantor”), for the benefit of HPT TRS IHG-1, INC., a Maryland corporation (together with its successors and assigns, the “Tenant”), and HOSPITALITY PROPERTIES TRUST, a Maryland real estate investment trust (together with its successors and assigns, “Trust”; and Trust together with the Tenant, “HPT”).

W I T N E S S E T H :

WHEREAS, on January     , 2006, the Guarantor delivered to HPT that certain Amended and Restated Consolidated Guaranty Agreement (the “Consolidated Guaranty”); and

WHEREAS, both the IHG4 Coverage Date and the IHG5 Coverage Date (as such terms are defined in the Consolidated Guaranty) have occurred and the Guarantor wishes to terminate its obligations under the Consolidated Guaranty in accordance with Section 10 of the Consolidated Guaranty; and

WHEREAS, Section 10 of the Consolidated Guaranty requires, among other things, that the Guarantor deliver this Guaranty Agreement to HPT in order to terminate its obligations under the Consolidated Guaranty as aforesaid; and

WHEREAS, the termination of its obligations under the Consolidated Guaranty as aforesaid constitutes a direct material benefit to the Guarantor;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Certain Terms. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Management Agreement. The following terms as used in this Agreement shall have the meanings set forth below:

“Accounting Principles” shall mean generally accepted accounting principles, as adopted in the United States of America, consistently applied or, if the Guarantor’s principal place of business is the United Kingdom, generally accepted accounting principles, as adopted in the United Kingdom, consistently applied.

“Collateral Agency Agreement” shall mean a written agreement, in form and substance reasonably acceptable to HPT, among HPT, the Guarantor and the Collateral Agent pursuant to which the Collateral Agent shall agree to hold any cash delivered to such Collateral Agent pursuant to the terms of this Agreement as collateral agent on behalf of HPT, as the same may be amended, restated, supplemented or otherwise modified from time to time with the consent of the parties thereto. Among other things, the Collateral Agency Agreement shall provide that (a) the Collateral Agent shall look solely to the Guarantor for any amounts owed to the Collateral Agent in connection with such agreement, (b) the Collateral Agent shall not offset any amount owed to the Collateral Agent against the cash delivered to it pursuant to the Collateral Agency Agreement and this Agreement, (c) the Collateral Agent shall hold such cash as trust funds and not commingle such cash with any assets of the Collateral Agent and (d) HPT shall be entitled to apply any cash collateral held by the Collateral Agent to the overdue obligations of the Guarantor hereunder in such order and at such times as HPT may determine in its sole judgment.

“Collateral Agent” shall mean a bank or other financial institution reasonably acceptable to HPT having a rating of not less than BBB-/Baa3 rating from the Rating Agencies, which bank or other financial institution is the collateral agent under the Collateral Agency Agreement as such collateral agent may be replaced in accordance with the terms of the Collateral Agency Agreement.

“Coverage Date” shall mean the date which is the day after the second (2nd) consecutive calendar year for which the Priority Coverage Ratio is equal to or exceeds 1.3.

“Guaranteed Obligations” shall mean the payment to Tenant of (a) all of the Owner’s Priority as and when due under the Management Agreement determined without respect to Gross Revenue or Operating Profits and (b) any and all liquidated damages due to Tenant under the Management Agreement.

“Management Agreement” shall mean [that certain Amended and Restated Management Agreement, dated as of January     . 2005], between TRS1 and Manager, with respect to certain hotels being operated under the “Staybridge” brand] [that certain Management Agreement, dated as of July 1, 2003, between TRS1 and Manager] as the same may be amended, modified, supplemented, or otherwise altered from time to time.

“Manager” shall mean Intercontinental Hotels Group Resources, Inc.

“Outstanding Balance” shall mean, from time to time, the Seventy Million Dollars ($70,000,000) less the excess of the aggregate amount paid by the Guarantor under Section 3 hereof over the aggregate amount reimbursed to the Guarantor pursuant to Section 10.1(l) of the Management Agreement.

“Provide Collateral” or “Provided Collateral” shall mean:

(a)                                  delivery to HPT of (i) a Satisfactory Letter of Credit or (ii) cash in an amount equal to the then Outstanding Balance; or

(b)                                 the deposit of cash equal to the then Outstanding Balance with the Collateral Agent to be held by the Collateral Agent in accordance with the Collateral Agency Agreement provided:(i) the Collateral Agency Agreement has been executed and delivered by the parties thereto; (ii) HPT has a perfected first priority security interest in any cash delivered to the Collateral Agent; (iii) HPT has received favorable opinions of counsel, in form and substance reasonably satisfactory to HPT, with respect to such perfected first priority interest, the valid existence and good standing of the other parties to the Collateral Agency Agreement, the due execution and delivery thereof by such other parties, the enforceability of the Collateral Agency Agreement against such parties, and that any cash held by the Collateral Agent pursuant to the Collateral Agency Agreement shall not be “property of the estate” of Collateral Agent should any event described in Sections 17.1(a), (b) or (c) of the Management Agreement shall occur with respect to the Collateral Agent; or

(c)                                  delivery to HPT of other collateral satisfactory to HPT in its good faith discretion to secure the Guaranteed Obligations;

provided, however, the Guarantor shall not be deemed to have Provided Collateral if at any time the Outstanding Balance exceeds the sum of (i) the then remaining balance drawable under the Satisfactory Letter of Credit or the balance of the cash deposited by the Guarantor hereunder, plus (ii) proceeds of any Satisfactory Letter of Credit or cash deposited hereunder, in either case, applied to the Guaranteed Obligations.

“Priority Coverage Ratio” shall mean, for any period, the ratio of (a) the excess of Gross Revenue for such period over the sum of the amounts distributed or applied for such period pursuant to Sections 10.1(a), (b), (e), (g), (h), (i), (k) and (l) of the Management Agreement, to (b) the sum for such period of Owner’s Priority and Owner’s Percentage Priority.

“Rating Agencies” shall mean, collectively, Standard’s & Poor’s Rating Services or its successor and Moody’s Investor Services, Inc. or its successors; provided, however, if the Rating Agencies (i) cease operations without successors or (ii) cease to issue credit ratings, “Rating Agencies” shall mean a nationally recognized organization periodically issuing ratings of the financial strength and/or credit of United States domestic and international banking institutions reasonably agreed to by HPT and the Guarantor.

“Reorganization” shall mean any merger, consolidation, reorganization, change of control or any transaction pursuant to which the Guarantor shall be or become a Subsidiary of any other Person.

“Satisfactory Letter of Credit” shall mean a clean irrevocable letter of credit in form and substance reasonably satisfactory to HPT in an amount equal to the Outstanding Balance issued by a bank with a credit rating of not less than A2/A (or, if after the date hereof the system of ratings used by the Rating Agencies changes in a material way, their then equivalents of such credit rating in HPT’s reasonable judgment) from the Rating Agencies, having an expiration date of not earlier than one year after the date on which it was issued and which permits for partial draws.

“Substitute Guarantor” shall mean a Person who assumes the Guarantor’s obligations hereunder in accordance with the terms of Section 2.7 below and is either (a) a Person who satisfies the Rating Agencies’ requirements for a single purpose bankruptcy remote entity who has Provided Collateral or (b) a Person(s) with (i) a tangible net worth determined in accordance with the Accounting Principles not less than Seven Hundred Fifty Million Dollars ($750,000,000) and (ii) unencumbered assets with a fair market value of not less than One Hundred Million Dollars (exclusive of any note, instrument, security or claim issued by, against or in any way dependent on the credit of, an Affiliate of Guarantor).

2.                                       Representations and Covenants. The Guarantor represents, warrants, covenants and agrees that:

2.1                                 Validity of Agreement. The Guarantor has duly and validly executed and delivered this Agreement; this Agreement constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors; and the execution, delivery and performance of this Agreement have been duly authorized by all requisite action of the Guarantor and such execution, delivery and performance by the Guarantor will not result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of the Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, note, other evidence of indebtedness, agreement or other instrument to which the Guarantor is a party or by which the Guarantor or any property or assets of the Guarantor is bound, or violate any provision of law applicable to the Guarantor, or any order, writ, injunction, judgement or decree of any court applicable to the Guarantor or any order or other public regulation of any governmental commission, bureau or administrative agency applicable to the Guarantor.

2.2                                 Payment of Expenses. The Guarantor agrees, as principal obligor and not as guarantor only, to pay to HPT forthwith, upon demand, in immediately available Federal funds, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by HPT in connection with the enforcement of this Agreement, together with interest at the Interest Rate on amounts recoverable under this Agreement from the time such amounts become due until payment.

2.3                                 Reports. The Guarantor shall timely deliver to HPT the Consolidated Financials required under the Management Agreement and otherwise comply with the terms of the Management Agreement applicable to it.

2.4                                 Financial Condition of Guarantor; Status of Guarantor. So long as the Guarantor’s obligations under Section 3 below are outstanding, unless the Guarantor shall have Provided Collateral to secure its obligations hereunder:

(a)                                  The Guarantor shall at all times maintain a tangible net worth determined in accordance with the Accounting Principles in an amount not less than Five Hundred Million Dollars ($500,000,000) or if there has been a Reorganization, or if the Guarantor is not the originally named Guarantor, Seven Hundred Fifty Million Dollars ($750,000,000); and

(b)                                 The Guarantor shall not engage in any Reorganization unless following such Reorganization it has (i) a tangible net worth determined in accordance with the Accounting Principles in an amount not less than Seven Hundred Fifty Million Dollars ($750,000,000) and (ii) unencumbered assets with a fair market value of not less than One Hundred Million Dollars ($100,000,000) (exclusive of any note, instrument, security or claim issued by, against or in any way dependent on the credit of, an Affiliate of Guarantor).

2.5                                 Security. Upon the termination of the Guarantor’s obligations under Section 3 or if the excess of aggregate amount paid by the Guarantor under Section 3 over the aggregate amount reimbursed to it pursuant to Section 10.1(l) of the Management Agreement equals not less than Fifty Million dollars ($50,000,000), HPT will return to the Guarantor any Satisfactory Letter of Credit previously delivered to HPT or any unapplied cash collateral then being held by HPT hereunder and shall direct the Collateral Agent to return any cash being held by it under the Collateral Agency Agreement to the Guarantor. HPT shall be entitled to draw upon any Satisfactory Letter of Credit delivered to it (a) for the full amount thereof if at any time there is less than thirty (30) days until the expiry date of such Satisfactory Letter of Credit; (b) for the full amount thereof if the bank that issued such Satisfactory Letter of Credit shall not have a credit rating of at least A/A2 (or, if after the date hereof the system of ratings used by the Rating Agencies changes in a material way, their then equivalents in HPT’s reasonable judgment) from the Rating Agencies and such satisfactory Letter of Credit shall not have been replaced within thirty (30) days with a new Satisfactory Letter of Credit delivered to HPT; or (c) to the extent and in the amounts then due and payable hereunder, if the Guarantor shall fail to pay or perform any of its obligations under this Guaranty in accordance with the terms hereof. HPT shall be entitled to apply any cash collateral held by it or the Collateral Agent to the overdue obligations of the Guarantor hereunder in such order and at such times as HPT may determine in its sole judgment. Any cash collateral held by HPT shall not be commingled with its other funds, and shall be invested, at the Guarantor’s risk, in interest bearing investments reasonably acceptable to the

Guarantor. Any interest on such cash collateral, and any losses in such investments, shall belong to IHG.

2.6                                 Legal Existence. The Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence. The Guarantor has appointed attorneys Alston & Bird LLP, having an address at 1201 West Peachtree Street, Atlanta, Georgia 30309-3424, Attn:  Managing Partner as its agent for service of process. Managing Partner as its agent for service of process. The Guarantor acknowledges and agrees that service of process on such agent shall constitute service of process on Guarantor with respect to any and all claims hereunder or under any other Transaction Document.

2.7                                 Substitute Guarantor. The then Guarantor (the “Departing Guarantor”) shall be released from obligations under Section 3 hereof on the following terms and conditions:

(a)                                  a Substitute Guarantor shall assume pursuant to a written instrument satisfactory to HPT all of the Guarantor’s obligations hereunder; and

(b)                                 HPT shall receive an opinion of counsel satisfactory to HPT with respect to, among other things, the existence and good standing of the Substitute Guarantor and the due execution, delivery and enforceability of such assumption.

Upon the satisfaction of the foregoing conditions and the expiration of all applicable preference or similar periods, HPT shall deliver a release to the Departing Guarantor of its obligations hereunder and the Substitute Guarantor shall be deemed the “Guarantor” hereunder. Further, if the Substitute Guarantor has Provided Collateral or has (i) a tangible net worth determined in accordance with the Accounting Principles of not less than Seven Hundred Fifty Million Dollars ($750,000,000) and (ii) unencumbered assets with a fair market value of not less than One Hundred Million Dollars (exclusive of any note, instrument, security or claim issued by, against or in any way dependent on the credit of, an Affiliate of Guarantor), HPT shall return to the Departing Guarantor any letter of credit or cash delivered by the Departing Guarantor and held by HPT hereunder and shall direct the Collateral Agent to return to the Departing Guarantor any cash delivered by the Departing Guarantor and held by such Collateral Agent pursuant to the terms of the Collateral Agency Agreement.

3.                                       Guarantee.

(a)                                  The Guarantor hereby unconditionally guarantees that the Guaranteed Obligations which become due and payable during the term of the Management Agreement shall be paid in full when due and payable subject to any applicable cure periods, whether upon demand, at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment pursuant to any Transaction Document, or otherwise.

(b)                                 This guarantee is a guarantee of payment and not of collectibility and is absolute and in no way conditional or contingent. In case any part of the Guaranteed Obligations shall not have been paid when due and payable or performed at the time performance is required, subject to any applicable cure periods, the Guarantor shall, pay or cause to be paid to HPT the amount thereof as is then due and payable and unpaid (including interest and other charges, if any, due thereon through the date of payment in accordance with the applicable provisions of the Transaction Documents) or perform or cause to be performed such obligations in accordance with the Transaction Documents. Simultaneously with the giving of any notice of default to the Manager under the Management Agreement, Tenant shall give a copy of such notice to the Guarantor. Tenant shall accept any cure of such default by the Guarantor provided such cure is completed within the applicable cure period under the Management Agreement.

4.                                       Unenforceability of Guaranteed Obligations, Etc. If the Manager is for any reason under no legal obligation to discharge any of the Guaranteed Obligations, or if any other moneys included in the Guaranteed Obligations have become unrecoverable from the Manager by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Guaranteed Obligation or of any Transaction Document or any limitation on the liability of the Manager thereunder or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever, the guarantees contained in this Agreement shall nevertheless remain in full force and effect in accordance with the terms set forth herein and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Guaranteed Obligations.

5.                                       Additional Guarantees. This Agreement shall be in addition to any other guarantee or other security for the Guaranteed Obligations and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guarantee or security or by any waiver, amendment, release or modification thereof.

6.                                       Consents and Waivers, Etc. The Guarantor hereby acknowledges receipt of correct and complete copies of each of the Transaction Documents and consents to all of the terms and provisions thereof, as the same may be from time to time hereafter amended or changed in accordance therewith, and waives, to the extent the Guarantor lawfully may do so, (a) presentment, demand for payment, and protest of nonpayment, of any of the Guaranteed Obligations, (b) notice of acceptance of this Agreement and of diligence, presentment, demand and protest, (c) notice of any default hereunder and any default, breach or nonperformance or a Manager Event of Default under any of the Guaranteed Obligations or the Transaction Documents, except as expressly provided in Section 3, (d) notice of the terms, time and place of any private or public sale of collateral held as security for the Guaranteed Obligations, (e) demand for performance or observance of, and any enforcement of any provision of, or any pursuit or exhaustion of rights or remedies against the Manager or any other guarantor of the Guaranteed Obligations, under or pursuant to the Transaction Documents, or any agreement directly or indirectly relating thereto and any requirements of diligence or promptness on the part of the holders of the Guaranteed Obligations in connection therewith, and (f) any and all demands and notices of every kind and description with respect to the foregoing or which may be required to be given by any statute or rule of law.

7.                                       No Impairment, Etc. The obligations, covenants, agreements and duties of the Guarantor under this Agreement shall not be affected or impaired by any assignment or transfer in whole or in part of any of the Guaranteed Obligations without notice to the Guarantor, or any waiver by HPT or any holder of any of the Guaranteed Obligations or by the holders of all of the Guaranteed Obligations of the performance or observance by the Manager or any other guarantor of any of the agreements, covenants, terms or conditions contained in the Guaranteed Obligations or the Transaction Documents or any indulgence in or the extension of the time for payment by the Manager or any other guarantor of any amounts payable under or in connection with the Guaranteed Obligations or the Transaction Documents or any other instrument or agreement relating to the Guaranteed Obligations or of the time for performance by the Manager or any other guarantor of any other obligations under or arising out of any of the foregoing or the extension or renewal thereof, or the modification or amendment made with the consent of the Guarantor of any duty, agreement or obligation of the Manager or any other guarantor set forth in any of the foregoing, or the voluntary or involuntary sale or other disposition of all or substantially all the assets of the Manager or any other guarantor or insolvency, bankruptcy, or other similar proceedings affecting the Manager or any other guarantor or any assets of the Manager or any such other guarantor, or the release or discharge of the Manager or any such other guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of the foregoing without the consent of the holders of the Guaranteed Obligations by operation of law.

8.                                       Reimbursement, Subrogation, Etc. The Guarantor hereby covenants and agrees that the Guarantor will not enforce or otherwise exercise any rights of reimbursement, subrogation, contribution or other similar rights against the Manager or any other person with respect to the Guaranteed Obligations prior to the irrevocable payment in full of all amounts then due and owing but unpaid under the Management Agreement, and until the Guaranteed Obligations have been satisfied in full, the Guarantor shall not have any right of subrogation, and the Guarantor waives any defense it may have based upon any election of remedies by HPT which destroys the Guarantor’s subrogation rights or the Guarantor’s rights to proceed against the Manager for reimbursement, including, without limitation, any loss of rights the Guarantor may suffer by reason of any rights, powers or remedies of the Manager in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the indebtedness to HPT. Until all obligations of the Manager pursuant to the Transaction Documents shall have been irrevocably paid and satisfied in full, the Guarantor waives any right to enforce any remedy which HPT now has or may in the future have against the Manager, any other guarantor or any other person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by HPT. Nothing contained in this Section 8 shall limit the Guarantor’s rights under Section 10.1(l) of the Management Agreement.

9.                                       Defeasance; Guaranty Limitations. The Guarantor’s obligations under Section 3 shall terminate upon the first to occur of (a) the date on which the Guaranteed Obligations have been paid and performed in full and all other obligations of the Guarantor to HPT under this Agreement have been irrevocably satisfied in full and (b) the Coverage Date; provided, however, if at any time, all or any part of any payment applied on account of the Guaranteed Obligations is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Manager), this Agreement, to the extent such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding any such termination. Notwithstanding anything contained in this Agreement to the contrary, the Guarantor’s liability under Section 3 hereof in the aggregate shall not exceed (a) for the period ending on December 31, 2005, (i) Fifty Million Dollars ($50,000,000) with respect to the portion of Owner’s Priority attributable to the Original Hotels and (ii) an additional Sixteen Million Dollars ($16,000,000) with respect to the portion of Owner’s Priority attributable to the Expansion Hotels, and (b) thereafter, Seventy Million Dollars ($70,000,000) with respect to the entire amount of Owner’s Priority; provided, however, such liability shall be reduced by any advances made by Manager under Section 10.3 of the Management Agreement which Manager elects to be deemed advances hereunder pursuant to said Section and such liability shall be increased by any reimbursements made to the Guarantor pursuant to Section 10.1(l) of the Management Agreement.

10.                                 Notices. (a)  Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either by hand, by telecopier with written acknowledgment of receipt (provided a copy thereof is sent by Federal Express or similar expedited commercial carrier for delivery on the next business day), or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)  All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

(c)  All such notices shall be addressed,

if to HPT to:

c/o Hospitality Properties Trust

400 Centre Street

Newton, Massachusetts  02458

Attn:  Mr. John G. Murray

[Telecopier No. (617) 969-5730]

with a copy to:

Sullivan & Worcester LLP

One Post Office Square

Boston, Massachusetts  02109

Attn:  Warren M. Heilbronner, Esq.

[Telecopier No. (617) 338-2880]

if to the Guarantor to:

Intercontinental Hotels Group PLC

67 Alma Road

Windsor

Berkshire SL4 3HD

ENGLAND

Attn: Company Secretary

Telecopier No. +44 1753 410101

with a copy to:

Intercontinental Hotels Group, Inc.

Three Ravinia Drive

Suite 100

Atlanta, Georgia 30346

Attn:  Vice President, Asset Management

[Telecopier No. 770-604-5340]

(d)  By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.

11.                                 Successors and Assigns. Whenever in this Agreement, any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, including without limitation the holders, from time to time, of the Guaranteed Obligations; and all representations, warranties, covenants and agreements by or on behalf of the Guarantor which are contained in this Agreement shall inure to the benefit of HPT’s successors and assigns, including, without limitation, such holders, whether so expressed or not.

12.                                 Applicable Law. Except as to matters regarding the internal affairs of HPT and issues of or limitations on any personal liability of the shareholders and trustees of HPT for obligations of HPT, as to which the laws of the State of Maryland shall govern, this Agreement and any other instruments executed and delivered to evidence, complete or perfect the transactions contemplated hereby shall be interpreted, construed, applied and enforced in accordance with the laws of New York applicable to contracts between residents of New York which are to be performed entirely within New York, regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or (iii) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than Massachusetts; or (vii) any combination of the foregoing.

All actions and proceedings arising out of or in any way relating to this Agreement shall be brought, heard, and determined exclusively in an otherwise appropriate federal or state court located within the State of New York. Guarantor hereby (i) submits to the exclusive jurisdiction of any New York federal or state court of otherwise competent jurisdiction for the purpose of any action or proceeding arising out of or relating to this Agreement and (ii) voluntarily and irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise in any such action or proceeding, any claim or defense that it is not personally subject to the jurisdiction of such a court, that such a court lacks personal jurisdiction over Guarantor or the matter, that the action or proceeding has been brought in an inconvenient or improper forum, that the venue of the action or proceeding is improper, or that this Agreement may not be enforced in or by such a court. To the maximum extent permitted by applicable law, Guarantor consents to service of process by registered mail, return receipt requested, or by any other manner provided by law.

To the maximum extent permitted by applicable law, each of the parties hereto waives its rights to trial by jury with respect to this Agreement or any matter arising in connection herewith.

13.                                 Modification of Agreement. No modification or waiver of any provision of this Agreement, nor any consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by HPT, and such modification, waiver or consent shall be effective only in the specific instances and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

14.                                 Waiver of Rights by HPT. Neither any failure nor any delay on HPT’s part in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise, or the exercise of any other right, power or privilege.

15.                                 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

16.                                 Entire Contract. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

17.                                 Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

18.                                 Remedies Cumulative. No remedy herein conferred upon HPT is intended to be exclusive of any other remedy, and subject to the limitations set forth in Section 9 above, each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

19.                                 Nonliability of Trustees. THE DECLARATION OF TRUST ESTABLISHING TRUST, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE “DECLARATION”), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT, AND THE GUARANTOR HEREBY AGREES THAT, THE NAME “HOSPITALITY PROPERTIES TRUST” REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, TRUST. ALL PERSONS DEALING WITH TRUST, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

WITNESS the execution hereof under seal as of the date above first written.

INTERCONTINENTAL HOTELS GROUP PLC

By:
Its:

ACKNOWLEDGED AND AGREED:

HPT TRS IHG-1, INC.

By:
Its:

HOSPITALITY PROPERTIES TRUST

By:
Its: